ANNUAL REPORT
December 31, 1999
                                   Proudly
                              Serving Investors
                                for 70 Years!


                             THE SALOMON BROTHERS
--------------------------------------------------------------------------------
                                   FUND INC

                                  1929-1999

Shareholder Letter

Dear Shareholder:

December 1999 was a momentous month. It signaled the passage of an old year, an old decade and -- by popular acclaim -- an old millennium. It also saw the dawning of a new century and a new millennium in addition to a birth of a new year. And December 31, 1999 was yet another important milestone for The Salomon Brothers Fund Inc ("Fund") as it reached its 70th anniversary -- stronger, bigger and better than ever.

So it is with great pleasure that we provide you with the annual report for the fiscal year ended December 31, 1999. Over the years the Fund has grown to roughly $1.8 billion in assets under management. The Fund's first annual report dated December 31, 1929, listed assets of approximately $100 million.

Throughout this year's report we are going to take the opportunity to look back at 1929 and some of the often remarkable contrasts it offers to the world of investing in the 21st century. Even more remarkable, perhaps, are some of the similarities that we have found. As usual, we will also discuss the results of operations from the past year and provide the port folio of investments for the Fund. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages 13 through 16 for the Fund's holdings.

Market Overview & Portfolio Highlights

For the year ended December 31, 1999, the Fund returned 34.59% based on market price and 23.97% based on net asset value ("NAV"). In comparison, the Standard & Poor's 500 Index ("S&P 500") returned 21.03% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.) The Fund ended the year selling at a 5.9% premium to NAV, the largest year-end premium since 1971.

As in 1998, the stock market's advance in 1999 was narrow, although the leadership changed from large-capitalization stocks to those with Internet exposure. Technology stocks rose an amazing 89%, while tele communications stocks were also very strong. Without technology, the S&P 500 was up only 4.4%, and without both technology and telecommunications, the S&P 500 actually declined during 1999. Technology's share of the S&P 500 rose from 19% at the end of 1998 to almost 30% by the end of 1999.

An acceleration in world economic growth propelled the market's action in 1999. During the first quarter, the market mirrored the fourth quarter of 1998, with Internet stocks the most powerful performers. When the European Union ("EU") cut interest rates 0.5% on April 8, 1999, the tenor of the market shifted dramatically in favor of commodity and cyclical companies. Technology again took the lead in the third quarter of 1999 after the Federal Reserve Board ("Fed") increased interest rates. The fourth quarter saw a speculative blow-off, perhaps caused by the injection of monetary reserves into the system in anticipation of Y2K.

Significant contributors to the Fund's performance during the period included General Motors, Class H shares, Alcoa, Corning Glass and Texas Instruments. The Fund remains well diversified, with overweighted sectors including basic industries and energy. The Fund has underweighted positions in capital goods and consumer cyclicals. While the average holding is less expensive than the U.S. market, we believe the Fund's holdings should grow more rapidly than the market.

Market Outlook

Our outlook for the stock market in 2000 is one of  cautious optimism. The
U.S. economy may be on the verge of becoming too strong. Labor markets are tight


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1
and consumer confidence is high. The stock market's return should be greatly affected by how many rate hikes the Fed is forced to make in order to slow the economy down.1 Our chief concern is that there will be a reaction to the speculative excesses of the fourth quarter of 1999. Internet stocks, and many other stocks in the technology sector, appear to us to be irrationally priced.

We repositioned the Fund late in the fourth quarter to reduce its risk. We see opportunities in companies with accelerating volume growth and pricing power such as Pepsi and Kimberly-Clark. Several high- quality, large-capitalization financial companies, for example, Fannie Mae and Associates First Capital, appear to offer unusual value to us. We are currently finding opportunities in consistent growers that have fallen in price, such as Safeway, and some of the large pharmaceutical companies. We believe that the macroeconomic environment continues to favor financial assets over the long term.

While current income is not our primary investment objective, we are aware of the income needs of our shareholders. For the year ended December 31, 1999, the Fund distributed income dividends totaling $0.17 and capital gains of $3.63 per share.

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, share holders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. With respect to the 1999 dividends, the Plan Agent purchased 1,642,148 shares on behalf of participants in the Dividend Reinvestment Plan for a net total of $32,496,075, and 4,702,110 shares with a value of $91,713,634 were issued to participants. Additional details about the Plan appear on pages 26 through 29 of this report.

Shareholders of the Fund can call 1-800-446-1013, toll free, 24 hours a day to obtain account information, including account values, portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224.

All of us at Salomon Brothers Asset Management Inc appreciate your investment in the Fund. On the 70th anniversary of The Salomon Brothers Fund Inc we look forward to continuing to earn your trust and confidence in the new century.

Cordially,

/s/ Heath B. McLendon              /s/ Michael A. Kagan
Heath B. McLendon                  Michael A. Kagan
Chairman and President             Executive Vice President

January 24, 2000

1 On Wednesday, February 2, 2000, the Fed raised interest rates by 0.25% to 5.75%, after this letter was written.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

Top Ten Holdings*                          As of December 31, 1999

  1. Microsoft Corp.                                          5.3%
-------------------------------------------------------------------
  2. Cisco Systems, Inc.                                      3.7
-------------------------------------------------------------------
  3. Costco Wholesale Corp.                                   2.8
-------------------------------------------------------------------
  4. MCIWorldCom, Inc.                                        2.7
-------------------------------------------------------------------
  5. Corning Inc.                                             2.5
-------------------------------------------------------------------
  6. The Bank of New York Co., Inc.                           2.5
-------------------------------------------------------------------
  7. Federated Department Stores, Inc.                        2.3
-------------------------------------------------------------------
  8. GTECorp.                                                 2.2
-------------------------------------------------------------------
  9. News Corp. Ltd. ADR                                      1.9
-------------------------------------------------------------------
 10. Bell Atlantic Corp.                                      1.9
-------------------------------------------------------------------

* As a percentage of total net assets.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

An Interview with Fund Manager Michael Kagan

In celebration of 70 years of solid investment performance in The Salomon Brothers Fund, we recently spoke with Portfolio Manager Michael Kagan about his investment philosophy, strategies for investment success and how he manages risk in volatile markets.

Michael Kagan has more than 17 years of investment experience and has been part of the management team of the Salomon Brothers Fund since 1995, appointed lead manager in 1998. He received his BA from Harvard University and attended graduate school at MIT's Sloan School of Management.


Mike, what changes have been implemented to the Fund since you took over as manager?

When I assumed management of the Fund, I reduced the widely varying bets versus the market that the Fund had. My experience as a fund manager has taught me that the decisions that you do not make can hurt you as much as the decisions that you do. I altered the Fund's strategy so that if I have no opinion on a sector, I am more likely to position the Fund closely to the S&P 500, whereas previously, we would have tended not to have an investment in that area. This strategy should reduce our swings versus the market, and help to reduce our risk.

We are also fully invested. Prior to my appointment as manager, cash levels in the Fund sometimes ran as high as 10%, but today we like to keep cash around 1% or less. As a closed-end fund, we think this can be beneficial to Fund returns.

How would you describe your investment philosophy?

Our approach is differentiated by our close eye on risk. Whenever we look at a security, we first consider its risk and reward profile. We seek to find companies with moderate risk and modest return potential, rather than high risk and high return. We believe that this approach can yield higher returns and lower volatility over time.

Can you mention specific stock stories that exemplify your investment philosophy?

We look for large companies with strong franchises, particularly if we can find them when the market does not seem to like them, for what seem to us to be the wrong reasons. Examples of these types of companies would be Gillette, a leading consumer products company, and soft-drink giant Pepsi. Both of these names were added to the portfolio last year. Pepsi stock had done poorly in the past because the company's former management was, in our view, unfocused. They had restaurants, a bottling operation, Frito-Lay snack foods and the soft-drink operation. The new management decided to focus on increasing return on capital by spinning off the restaurants and bottling operation, which made the business much less cyclical and much more powerful. We feel that Pepsi should sell at a higher multiple than it has previously. Management's new focus should also be conducive to faster growth. Pepsi's stock is trading at a discount to the market. We think it's a great opportunity.

Gillette is another stock that we currently like a lot. They are the world leader in blades, razors, and alkaline batteries. The old management team waited too long to introduce the new Mach III razor, and had to play accounting games to reach expected earnings. The stock was negatively impacted last year when the new managers made admissions regarding these issues. We are satisfied that management has cleaned things up, and believe that Gillette represents a great franchise. And while the future cannot be predicted, we expect very good earnings throughout the next couple of years.

How do you help to manage risk in the Fund?

One way that we help to control risk is by careful and thorough analysis of company balance sheets. A num-

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders
ber of companies that engaged in aggressive accounting practices, encountered difficulties in 1999. Our extensive balance sheet analysis enabled the Salmon Brothers Fund to avoid accounting problems in 1999.

Another way to reduce risk is to participate in hot trends, such as the Internet, with more conservative stocks that stand to benefit from that trend. For example, we have a lot of Internet exposure in the portfolio, but it tends to be through names like telecommunications giant Bell Atlantic-GTE. When people get on the Internet, they use telephone lines and Bell Atlantic and GTE are the most advanced of the Bell regionals in offering fully integrated telecommunications services. We try to avoid companies that have no earnings.

Describe your security selection process.

We want the Fund to be less expensive than the market yet grow faster than the market. This is usually referred to as a "GARP Strategy" or growth at a reasonable price.

We employ a bottoms up approach to security selection. Our strategy is to conduct on-site company visits, to meet with the company management of the stocks we own and to generate earnings models for every company we cover. If we become over- or under-weighted in a particular industry, it is not because we favor that industry, per se, but rather because we have identified many opportunities in that industry.

We have a team of 15 experienced analysts who provide stock picks. Each analyst is a specialist in the industry or sector that he or she covers. Every morning, our team of analysts and fund managers meet to discuss any news regarding the companies we own.

My role as portfolio manager is to use my experience and expertise to weigh the recommendations of the analysts against the risks. If I agree with an analyst's recommendation, I then need to size the position properly, enabling us to optimize the Fund's risk and reward profile.

What are some of your favorite stock stories in recent years?

Last year, one of my favorite stock stories was General Motors Class H, which owns DirecTV. In my experience, some of the greatest return potential comes from a stock in a young growth industry, at the inflection point where the company's cash flows turn from negative to positive. It looked to me like DirecTV would turn cash flow positive in late 1999 or early 2000. The stock fell substantially in the correction of September 1998, falling from $58 to $32, offering me the opportunity to build a large position in the fund at a low price. The stock was the biggest single performer in the Fund in 1999, and is currently trading around $126.

How has the mutual fund industry changed since you've entered the business?

The fund industry has gotten faster, more efficient, and more technologically advanced. Information is readily available. You have to work a lot harder to maintain an edge.

What is the most memorable market event you have experienced in your career?

Without a contest, the crash of 1987 was the most memorable for me. I was a young analyst at the time and I remember portfolio managers taking pictures of their screens at the end of the day -- the market was down about 580 points. Trading floors are typically noisy places, but on that day, I will never forget the absolute silence. The market continued to drop the next day and people feared it might go down indefinitely. Fear and panic were in the air. I worked with stock picking legend Peter Lynch and it was fascinating to get his perspective. Instead of being terrified, he was looking for buy opportunities! He said, "Mike, don't look at the ticker tape . . . just tell me what stocks you think I should be buying." In retrospect, his counsel was absolutely right and was reflected over the next few years in his performance. Looking back, the correction of 1987 was quite extraordinary and the lessons still resonate with me.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  5

The Salomon Brothers Fund

Celebrating 70 Years of Solid Investment Performance

The Salomon Brothers Fund commenced operations on September 24, 1929 under the name of the Lehman Corporation. On May 7, 1990 it became The Salomon Brothers Fund. We are proud to report that since it began, The Salomon Brothers Fund has delivered consistently competitive performance through four wars, twelve presidential elections, eleven recessions and the Great Depression.

Companies that Have Stood the Test of Time

The companies' common stock listed below were a part of The Salomon Brothers Fund's portfolio as of December 31, 1929 as well as December 31, 1999.

  As of December 31, 1929                               As of December 31, 1999
     Number of Shares                                       Number of Shares
--------------------------------------------------------------------------------
          3,000           Federated Department Stores            810,528
--------------------------------------------------------------------------------
          9,000                General Electric                  137,000

Then and Now . . .

                                   1929                         1999
--------------------------------------------------------------------------------
    Nobel Peace Prize         Frank B. Kellog           Doctors Without Borders
                         (U.S. Secretary of State,     (Medecins Sans Frontiers)
                       creator of Kellog-Briand Pact)
--------------------------------------------------------------------------------
 National Hockey League         Boston Bruins               Dallas Stars
   Stanley Cup Winner
--------------------------------------------------------------------------------
    MLB World Series
       Champions            Philadelphia Athletics        New York Yankees
--------------------------------------------------------------------------------
     U.S. President             Herbert Hoover              Bill Clinton
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

Record of a Share of Stock (unaudited)

                                                                                                                       Net Asset
                              Distributions Declared From                                     Capital Gain            Value Plus
                         ------------------------------------         Net Asset Value         Distributions          Capital Gain
Year                       Income              Capital Gain             End of Year           (Cumulative)          Distributions*
------------------------------------------------------------------------------------------------------------------------------------
1929                          --                       --                 $ 3.81                      --                $ 3.810
1930                      $ 0.094                      --                   3.08                      --                  3.080
1931                        0.119                      --                   2.36                      --                  2.360
1932                        0.100                      --                   2.43                      --                  2.430
1933                        0.100                      --                   3.35                      --                  3.350
1934                        0.100                      --                   3.68                      --                  3.680
1935                        0.117                      --                   4.64                      --                  4.640
1936                        0.125                 $ 0.146                   5.72                 $ 0.146                  5.866
1937                        0.125                   0.396                   3.66                   0.542                  4.202
1938                        0.106                      --                   4.25                   0.542                  4.792
1939                        0.100                      --                   4.09                   0.542                  4.632
1940                        0.106                      --                   3.70                   0.542                  4.242
1941                        0.150                      --                   3.34                   0.542                  3.882
1942                        0.156                      --                   3.69                   0.542                  4.232
1943                        0.156                      --                   4.71                   0.542                  5.252
1944                        0.181                      --                   5.54                   0.542                  6.082
1945                        0.174                   0.301                   7.21                   0.843                  8.053
1946                        0.169                   0.625                   6.55                   1.468                  8.018
1947                        0.192                   0.376                   6.13                   1.844                  7.974
1948                        0.245                   0.192                   5.82                   2.036                  7.856
1949                        0.279                   0.202                   6.60                   2.238                  8.838
1950                        0.335                   0.402                   7.21                   2.640                  9.850
1951                        0.276                   0.360                   8.67                   3.000                 11.670
1952                        0.210                   0.254                   9.15                   3.254                 12.404
1953                        0.245                   0.260                   8.59                   3.514                 12.104
1954                        0.250                   0.312                   11.31                  3.826                 15.136
1955                        0.285                   0.517                   12.56                  4.343                 16.903
1956                        0.310                   0.712                   12.63                  5.055                 17.685
1957                        0.275                   0.650                   10.38                  5.705                 16.085
1958                        0.265                   0.545                   13.84                  6.250                 20.090
1959                        0.270                   0.670                   14.04                  6.920                 20.960
1960                        0.265                   0.590                   13.53                  7.510                 21.040
1961                        0.252                   0.665                   15.80                  8.175                 23.975
1962                        0.255                   0.540                   12.74                  8.715                 21.455
1963                        0.255                   0.605                   14.91                  9.320                 24.230
1964                        0.300                   0.645                   16.01                  9.965                 25.975
1965                        0.312                   0.665                   18.07                  10.630                28.700
1966                        0.337                   0.735                   16.54                  11.365                27.905
1967                        0.355                   0.840                   19.97                  12.205                32.175
1968                        0.365                   1.250                   19.69                  13.455                33.145
1969                        0.350                   1.350                   17.62                  14.805                32.425
1970                        0.305                   1.020                   15.03                  15.825                30.855
1971                        0.305                   0.810                   17.87                  16.635                34.505
1972                        0.305                   1.270                   20.47                  17.905                38.375
1973                        0.295                   0.840                   16.50                  18.745                35.245
1974                        0.305                   0.420                   10.77                  19.165                29.935
1975                        0.270                   0.670                   13.15                  19.835                32.985
1976                        0.225+                     --+                  15.08                  19.835                34.915
1977                        0.245                   1.010                   13.12                  20.845                33.965
1978                        0.340                   0.450                   13.81                  21.295                35.105
1979                        0.420                   0.910                   16.42                  22.205                38.625
1980                        0.550                   1.180                   18.88                  23.385                42.265
1981                        0.720                   2.040                   15.56                  25.425                40.985
1982                        0.710                   2.010                   16.64                  27.435                44.075
1983                        0.625                   1.365                   18.25                  28.800                47.050
1984                        0.545                   2.440                   14.67                  31.240                45.910
1985                        0.495                   1.085                   16.78                  32.325                49.105
1986                        0.515                   3.085                   15.42                  35.410                50.830
1987                        0.490                   1.880                   13.26                  37.290                50.550
1988                        0.505                   0.490                   14.37                  37.780                52.150
1989                        0.590                   1.515                   15.58                  39.295                54.875
1990                        0.485                   0.710                   13.33                  40.005                53.335
1991                        0.470                   1.140                   15.66                  41.145                56.805
1992                        0.400                   0.600                   15.16                  41.745                56.905
1993                        0.340                   1.720                   14.88                  43.465                58.345
1994                        0.335                   1.390                   12.88                  44.855                57.735
1995                        0.350                   1.490                   15.43                  46.345                61.775
1996                        0.335                   2.090                   17.26                  48.435                65.695
1997                        0.270                   2.680                   18.51                  51.115                69.625
1998                        0.269                   3.190                   18.76                  54.305                73.065
1999                        0.167                   3.633                   19.24                  57.938                77.178
------------------------------------------------------------------------------------------------------------------------------------
Totals                    $20.842                 $57.938
------------------------------------------------------------------------------------------------------------------------------------

+ A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  7

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1975, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.

                                                Cumulative Net Asset Value of
                                             -----------------------------------
                     Net Asset Value         Capital Gain               Income
  End                  of Initial            Distributions             Dividends                Total                  Total
of Year                Investment             Reinvested              Reinvested           Net Asset Value         Market Value
------------------------------------------------------------------------------------------------------------------------------------
1975                     $12,210              $    644                 $   245                 $ 13,099              $ 10,458
1976                      14,002                   758                     511                   15,251                12,515
1977                      12,182                 1,651                     723                   14,556                11,649
1978                      12,823                 2,323                   1,177                   16,323                11,672
1979                      15,246                 4,078                   2,012                   21,336                17,054
1980                      17,530                 6,563                   3,221                   27,314                23,148
1981                      14,448                 8,283                   3,768                   26,499                25,545
1982                      15,450                13,440                   5,738                   34,628                36,158
1983                      16,945                18,180                   7,765                   42,890                43,792
1984                      13,621                20,140                   7,792                   41,553                42,488
1985                      15,571                26,558                  10,616                   52,745                50,323
1986                      14,318                34,825                  11,391                   60,534                59,375
1987                      12,312                37,284                  11,404                   61,000                50,603
1988                      13,343                42,836                  14,765                   70,944                57,392
1989                      14,466                54,541                  18,292                   87,299                72,842
1990                      12,377                50,879                  18,247                   81,503                67,257
1991                      14,540                67,718                  24,439                  106,697                94,536
1992                      14,076                69,938                  26,409                  110,423               100,153
1993                      13,816                81,648                  28,367                  123,831               106,105
1994                      11,950                81,942                  27,197                  121,089                99,966
1995                      14,327               113,015                  36,020                  163,362               141,604
1996                      16,026               149,640                  44,048                  209,714               194,405
1997                      17,187               193,614                  50,406                  261,207               249,599
1998                      17,419               244,625                  54,863                  316,907               307,235
1999                      17,864               315,820                  59,197                  392,881               416,059


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

25-Year Record of an Investement in The Salomon Brothers Fund Inc (unaudited)

GROWTH OF $10,000

[GRAPH]

See page 8 for statistical data.



-------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  9

Investment Policy

The Salomon Brothers Fund's ("Fund") investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above- average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund's investment policy.


Summary (unaudited)                                                                        For the Years Ended December 31,
                                                              1999           1998          1997           1996          1995
----------------------------------------------------------------------------------------------------------------------------------
Net Assets (millions)                                        $1,820        $1,686         $1,545         $1,441        $1,291
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (000's)                                   94,608        89,907         83,477         83,477        83,657
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                    $19.24        $18.76         $18.51         $17.26        $15.43
----------------------------------------------------------------------------------------------------------------------------------
Distributions*                                                $3.80         $3.46          $2.95          $2.43         $1.84
----------------------------------------------------------------------------------------------------------------------------------
Market Price Per Share                                      $20.375       $18.188        $17.688        $16.000       $13.375
----------------------------------------------------------------------------------------------------------------------------------
Premium (Discount) from NAV at Year End                        5.90%        (3.05)%        (4.44)%        (7.30)%      (13.32)%
----------------------------------------------------------------------------------------------------------------------------------
Market Price Range (NYSE, symbol SBF):
   High                                                     $21.500       $19.813        $19.688        $17.000       $14.125
----------------------------------------------------------------------------------------------------------------------------------
   Low                                                      $17.125       $14.750        $14.875        $13.250       $10.625
----------------------------------------------------------------------------------------------------------------------------------

* Income and capital gains.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

1999 Distributions Declared (unaudited)                                                       For the Year Ended December 31, 1999

                                                         Net                Short-Term           Long-Term        Total Payment
Payment Date            Record Date                Investment Income       Capital Gains       Capital Gains        Per Share
----------------------------------------------------------------------------------------------------------------------------------
May                     May                             $0.0490               $0.2100              $0.7040            $0.9630
----------------------------------------------------------------------------------------------------------------------------------
August                  August                           0.0426                     -                    -             0.0426
----------------------------------------------------------------------------------------------------------------------------------
December                December                         0.0753                0.6453               2.0735             2.7941
----------------------------------------------------------------------------------------------------------------------------------
Total                                                   $0.1669               $0.8553              $2.7775            $3.7997
----------------------------------------------------------------------------------------------------------------------------------

Automatic Dividend Reinvestment and Cash Payment Plans

Dividend Reinvestment

The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent for shareholders of The Salomon Brothers Fund Inc ("Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by The Bank of New York, DRPlan agent, and you will receive statements from the Agent to simplify your personal records.

The Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

Cost to You

Except as specifically noted, you will not bear any costs of administering the Plan. You pay only your pro portionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

To Enroll

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Plan agent at 1-800-432-8244. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 11

Major Portfolio Changes (unaudited) For the Three Months Ended December 31, 1999

Additions 1                                                         Shares
--------------------------------------------------------------------------------
Associates First Capital Corp.                                     147,000
--------------------------------------------------------------------------------
AT&T Corp.                                                         400,000 2
--------------------------------------------------------------------------------
The Chubb Corp.                                                     80,000 2
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                295,000
--------------------------------------------------------------------------------
Concord Communications, Inc.                                        88,000 2
--------------------------------------------------------------------------------
Dell Computer Corp.                                                200,000
--------------------------------------------------------------------------------
Eastman Chemical Co.                                               105,000 2
--------------------------------------------------------------------------------
Genentech, Inc.                                                     38,000
--------------------------------------------------------------------------------
General Instrument Corp.                                           167,000 2
--------------------------------------------------------------------------------
The Gillette Co.                                                   740,000 2
--------------------------------------------------------------------------------
Intel Corp.                                                         90,000
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                                                  60,000
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                   70,000
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                      265,000 2
--------------------------------------------------------------------------------
The Procter & Gamble Co.                                            85,000 2
--------------------------------------------------------------------------------
Safeway Inc.                                                       400,000 2
--------------------------------------------------------------------------------
United HealthCare Corp.                                            170,000 2
--------------------------------------------------------------------------------
Warner-Lambert Co.                                                 150,000
--------------------------------------------------------------------------------

Reductions                                                          Shares
--------------------------------------------------------------------------------
American Express Co.                                                60,700
--------------------------------------------------------------------------------
American General Corp.                                             222,000 3
--------------------------------------------------------------------------------
American Home Products Corp.                                       164,000
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                                        77,500
--------------------------------------------------------------------------------
Carlisle Cos. Inc.                                                 192,100 3
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                              155,000
--------------------------------------------------------------------------------
Cominco Ltd.                                                       285,000 3
--------------------------------------------------------------------------------
Compuware Corp.                                                    490,000
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                              50,000
--------------------------------------------------------------------------------
Dell Computer Corp.                                                380,000
--------------------------------------------------------------------------------
General Motors Corp., Class H Shares                               514,100
--------------------------------------------------------------------------------
Philip Morris Cos. Inc.                                            475,000
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.                               206,334 3
--------------------------------------------------------------------------------
Tellabs, Inc.                                                      215,500
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                            182,000
--------------------------------------------------------------------------------
Union Pacific Corp.                                                 82,000 3
--------------------------------------------------------------------------------
Viacom Inc., Class B Shares                                        112,000 3
--------------------------------------------------------------------------------
Vulcan Materials Co.                                               236,000
--------------------------------------------------------------------------------
Wellpoint Health Networks Inc.                                     143,000 3
--------------------------------------------------------------------------------
Xilinx, Inc.                                                        90,000 3
--------------------------------------------------------------------------------
York International Corp.                                           360,000 3
--------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

Schedule of Investments                                        December 31, 1999

     SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 90.4%
Basic Industries -- 4.6%
       225,000    Alcoa Inc.                                        $ 18,675,000
        78,000    Champion International Corp.                         4,831,125
        35,000    The Dow Chemical Co.                                 4,676,875
       105,000    Eastman Chemical Co.                                 5,007,187
       200,000    The Geon Co.                                         6,500,000
       352,000    Olin Corp.                                           6,974,000
       155,000    Reynolds Metals Co.                                 11,876,875
       193,000    Rohm and Haas Co.                                    7,852,687
       447,000    Vulcan Materials Co.                                17,852,062
--------------------------------------------------------------------------------
                                                                      84,245,811
--------------------------------------------------------------------------------
Capital Goods -- 2.2%
       151,000    Emerson Electric Co.                                 8,663,625
       137,000    General Electric Co.                                21,200,750
       177,000    Sealed Air Corp. (a)                                 9,170,812
--------------------------------------------------------------------------------
                                                                      39,035,187
--------------------------------------------------------------------------------
Communications -- 10.1%
       400,000    AT&T Corp.                                          20,300,000
       550,000    Bell Atlantic Corp.                                 33,859,375
       205,000    General Motors Corp., Class H Shares (a)            19,680,000
       555,000    GTE Corp.                                           39,162,188
       937,500    MCI WorldCom, Inc. (a)                              49,746,094
       450,000    SBCCommunications Inc.                              21,937,500
--------------------------------------------------------------------------------
                                                                     184,685,157
--------------------------------------------------------------------------------
Consumer Cyclicals -- 6.3%
       563,000    Costco Wholesale Corp. (a)                          51,373,750
       100,000    Dayton Hudson Corp.                                  7,343,750
       810,528    Federated Department Stores, Inc. (a)               40,982,322
       120,000    SPX Corp. (a)                                        9,697,500
       380,000    Tower Automotive, Inc. (a)                           5,866,250
--------------------------------------------------------------------------------
                                                                     115,263,572
--------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 8.3%
        38,900    Alberto-Culver Co., Class A Shares                     846,075
       121,100    Alberto-Culver Co., Class B Shares                   3,125,894
       427,000    AT&T Corp.-- Liberty Media Group,
                    Class A Shares (a)                                24,232,250
       135,000    Colgate-Palmolive Co.                                8,775,000
       330,000    The Dial Corp.                                       8,023,125
       740,000    The Gillette Co.                                    30,478,750
       229,500    Kimberly-Clark Corp.                                14,974,875
     1,213,000    Nabisco Group Holdings Corp.                        12,888,125
       265,000    PepsiCo, Inc.                                        9,341,250
       345,000    Philip Morris Cos. Inc.                              7,999,688
        85,000    The Procter & Gamble Co.                             9,312,813
       400,000    Safeway Inc. (a)                                    14,225,000
       340,000    Wendy's International, Inc.                          7,012,500
--------------------------------------------------------------------------------
                                                                     151,235,345
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 13

Schedule of Investments (continued)                            December 31, 1999

     SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------------
Energy -- 6.7%
       325,000    Amerada Hess Corp.                                $ 18,443,750
       490,800    Burlington Resources Inc.                           16,227,075
       568,000    Conoco Inc., Class A Shares                         14,058,000
       124,500    Devon Energy Corp.                                   4,092,938
       150,000    El Paso Energy Corp.                                 5,821,875
       266,670    Exxon Mobil Corp.                                   21,483,602
           400    Gas Properties (100% owned) (b)                        690,000
                  Royalty Interest (b)                                   840,700
       135,000    Schlumberger Ltd.                                    7,593,750
       200,000    Tosco Corp.                                          5,437,500
       370,777    Total Fina SAADR                                    25,676,307
        26,136    Transocean Sedco Forex Inc.                            880,456
--------------------------------------------------------------------------------
                                                                     121,245,953
--------------------------------------------------------------------------------
Financial Services -- 12.7%
       189,000    American Express Co.                                31,421,250
       238,937    American International Group, Inc.                  25,835,063
       637,000    Associates First Capital Corp.                      17,477,688
     1,123,000    The Bank of New York Co., Inc.                      44,920,000
       347,000    The Chase Manhattan Corp.                           26,957,563
        80,000    The Chubb Corp.                                      4,505,000
        60,000    CIGNA Corp.                                          4,833,750
        70,000    Fannie Mae                                           4,370,625
       592,200    FleetBoston Financial Corp.                         20,615,962
       273,000    Freddie Mac                                         12,848,062
       210,000    The Goldman Sachs Group, Inc.                       19,779,375
        90,000    Morgan Stanley Dean Witter &Co.                     12,847,500
       205,000    Nationwide Financial Services, Inc., Class A Shares  5,727,188
--------------------------------------------------------------------------------
                                                                     232,139,026
--------------------------------------------------------------------------------
Health Care -- 9.6%
       360,000    Abbott Laboratories                                 13,072,500
       467,000    American Home Products Corp.                        18,417,312
       271,000    Eli Lilly and Co.                                   18,021,500
       161,000    Genentech, Inc.                                     21,654,500
       480,000    Merck & Co., Inc.                                   32,190,000
       314,000    Monsanto Co.                                        11,186,250
       632,100    Pharmacia & Upjohn, Inc.                            28,444,500
       170,000    United HealthCare Corp.                              9,031,250
       285,000    Warner-Lambert Co.                                  23,352,188
--------------------------------------------------------------------------------
                                                                     175,370,000
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.5%
        65,000    Avalonbay Communities, Inc.                          2,230,312
       185,000    Equity Office Properties Trust                       4,555,625
        74,500    Spieker Properties, Inc.                             2,714,594
--------------------------------------------------------------------------------
                                                                       9,500,531
--------------------------------------------------------------------------------
Technology -- 28.2%
       595,000    3Com Corp. (a)(c)                                   27,965,000
       112,500    Applied Micro Circuits Corp. (a)                    14,315,625
       154,000    ASM International N.V. (a)                           3,542,000
       625,000    Cisco Systems, Inc. (a)                             66,953,125


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

Schedule of Investments (continued)                            December 31, 1999

     SHARES                        SECURITY                         VALUE
--------------------------------------------------------------------------------
Technology -- 28.2% (continued)
       395,000    Compuware Corp. (a)                             $   14,713,750
        88,000    Concord Communications, Inc. (a)                     3,905,000
       354,500    Corning Inc.                                        45,708,344
       110,000    Dell Computer Corp. (a)                              5,610,000
       220,000    Electronic Data Systems Corp.                       14,726,250
       167,000    General Instrument Corp. (a)                        14,195,000
       159,000    Hewlett-Packard Co.                                 18,116,062
       530,000    IMS Health Inc.                                     14,409,375
       340,000    Intel Corp.                                         27,986,250
       310,000    International Business Machines Corp.               33,480,000
       830,000    Microsoft Corp. (a)                                 96,902,500
       140,000    Motorola, Inc.                                      20,615,000
       440,000    Seagate Technology, Inc. (a)                        20,487,500
       314,000    Tellabs, Inc. (a)                                   20,154,875
       320,000    Teradyne, Inc. (a)                                  21,120,000
       290,000    Texas Instruments, Inc.                             28,093,750
--------------------------------------------------------------------------------
                                                                     512,999,406
--------------------------------------------------------------------------------
Transportation -- 1.0%
       516,000    Canadian National Railway Co.                       13,577,250
        65,500    United Parcel Service, Inc.                          4,519,500
--------------------------------------------------------------------------------
                                                                      18,096,750
--------------------------------------------------------------------------------
Utilities -- 0.2%
       125,000    Unicom Corp.                                         4,187,500
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $1,086,727,421)                         1,648,004,238
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.9%
Publishing -- 1.9%
     1,021,000    The News Corp. Ltd. ADR (Cost -- $21,586,045)       34,139,688
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
         8,000    Terex Stock Appreciation Rights
                  (expiring on 5/15/02) (a) (Cost -- $0)                 160,000
--------------------------------------------------------------------------------

CONTRACTS                          SECURITY                         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.9%
Call Purchased -- 0.9%
           500    S&P 500 Index, Call (expiring March 2000,
                  exercise price $1,300) (a)(d)                        9,925,000
           400    S&P 500 Index, Call (expiring March 2000,
                  exercise price $1,350) (a)(d)                        6,200,000
--------------------------------------------------------------------------------
                                                                      16,125,000
--------------------------------------------------------------------------------
Put Purchased -- 0.0%
         1,400    3Com Corp., Put (expiring Jan. 2000,
                  exercise $47.50) (a)(d)                                420,000
           500    3Com Corp., Put (expiring Jan. 2000,
                  exercise $50.00) (a)(d)                                231,250
--------------------------------------------------------------------------------
                                                                         651,250
--------------------------------------------------------------------------------
                  TOTAL PURCHASED OPTIONS
                  (Cost-- $15,100,900)                                16,776,250
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

Schedule of Investments (continued)                            December 31, 1999

      FACE
     AMOUNT                        SECURITY                         VALUE
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%
Communications -- 0.6%
    $10,000,000   DSC Communications Corp., 7.000% due 8/1/04     $   10,500,000
--------------------------------------------------------------------------------
Telecommunications & Utilities -- 1.2%
     11,000,000   Bell Atlantic Service, 5.750% due 4/1/03 (e)        11,577,500
     10,000,000   NTL Inc., 5.750% due 12/15/09 (e)                   10,800,000
--------------------------------------------------------------------------------
                                                                      22,377,500
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost -- $31,356,283)                               32,877,500
--------------------------------------------------------------------------------
CORPORATE BONDS -- 1.1%
Airlines -- 0.2%
      4,050,000   Continental Airlines Inc., 9.500% due 12/15/01       4,110,750
--------------------------------------------------------------------------------
Consumer Cyclicals -- 0.0%
      6,100,000   Breed Technologies, 9.250% due 4/15/08 (a)(f)          183,000
--------------------------------------------------------------------------------
Energy -- 0.6%
     10,000,000   Pogo Producing Co., 10.375% due 2/15/09             10,350,000
--------------------------------------------------------------------------------
Telecommunications & Utilities -- 0.3%
      4,750,000   NTL Inc., zero coupon until 4/15/00,
                  (12.750% thereafter) due 4/15/05                     4,773,750
--------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                  (Cost -- $23,372,072)                               19,417,500
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.9%
     21,238,000   State Street Bank & Trust Co., 3.000% due 1/3/00;
                    Proceeds at maturity -- $21,243,310; (Fully
                    collateralized by U.S. Treasury Notes, 6.125%
                    due 8/15/07; Market value -- $21,662,888)         21,238,000
     50,000,000   Warburg Dillon Read, 3.000% due 1/3/00;
                    Proceeds at maturity-- $50,012,500; (Fully
                    collateralized by U.S. Treasury Notes, 10.375%
                    due 11/15/00; Market value -- $51,000,180)        50,000,000
--------------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENTS
                  (Cost -- $71,238,000)                               71,238,000
--------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,249,380,721*)                       $1,822,613,176
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Fair value determined pursuant to procedures established by the Board of Directors.
(c) Shares of 190,000 were held in escrow at December 31, 1999, to cover outstanding call options written.
(d) Contracts in denomination of 100.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Security is in default.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR - American Depository Receipt.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

Statement of Assets and Liabilities                            December 31, 1999

ASSETS:

     Investments, at value (Cost -- $1,249,380,721)               $1,822,613,176
     Cash                                                                    650
     Receivable for securities sold                                    4,307,479
     Dividends and interest receivable                                 2,538,773
     Other assets                                                         14,108
--------------------------------------------------------------------------------
     Total Assets                                                  1,829,474,186
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                  6,238,487
     Management fee payable                                            2,450,446
     Dividends payable                                                   383,127
     Options written (Premiums received -- $522,406) (Note 3)            130,625
     Accrued expenses                                                    269,105
--------------------------------------------------------------------------------
     Total Liabilities                                                 9,471,790
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,820,002,396
--------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                  $   94,608,863
     Capital paid in excess of par value                           1,069,846,387
     Undistributed net investment income                               1,465,114
     Accumulated net realized gain from security transactions
       and options                                                    80,457,796
     Net unrealized appreciation of investments and options          573,624,236
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,820,002,396
--------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 100,000,000 shares
     authorized)                                                      94,608,863
--------------------------------------------------------------------------------
Net Asset Value, per share                                                $19.24
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 17

Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                     $ 19,206,327
     Interest                                                         6,698,200
     Oil royalties                                                      302,595
     Less: Foreign withholding tax                                     (183,759)
--------------------------------------------------------------------------------
     Total Investment Income                                         26,023,363
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         9,170,935
     Shareholder and system servicing fees                              330,390
     Shareholder communications                                         182,089
     Audit and legal                                                    102,219
     Directors' fees                                                     81,490
     Custody                                                             59,862
     Stock certificates and listing fees                                 58,657
     Other                                                               28,300
--------------------------------------------------------------------------------
     Total Expenses                                                  10,013,942
--------------------------------------------------------------------------------
Net Investment Income                                                16,009,421
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS ANDOPTIONS (NOTE 3):
     Net Realized Gain From:
        Security transactions                                       303,349,449
        Options purchased                                            21,573,211
        Options written                                                 137,728
        Foreign currency transactions                                    14,399
--------------------------------------------------------------------------------
     Net Realized Gain                                              325,074,787
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and
     Options:
        Beginning of year                                           531,007,828
        End of year                                                 573,624,236
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         42,616,408
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                 367,691,195
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $383,700,616
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

Statements of Changes in Net Assets             For the Years Ended December 31,

                                                   1999            1998
--------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                   $   16,009,421  $   23,317,901
     Net realized gain                          325,074,787     305,938,951
     Increase (decrease) in net unrealized
     appreciation                                42,616,408      (6,697,070)
--------------------------------------------------------------------------------
     Increase in Net Assets From Operations     383,700,616     322,559,782
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                      (15,006,165)    (23,226,617)
     Net realized gains                        (326,621,565)   (275,438,541)
--------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions
       to Shareholders                         (341,627,730)   (298,665,158)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
     Value of shares issued in payment of
       dividends (4,702,110 and 6,429,283 shares
       issued for the years ended December 31,
       1999 and 1998, respectively)              91,713,634     117,023,659
--------------------------------------------------------------------------------
Increase in Net Assets                          133,786,520     140,918,283

NET ASSETS:
     Beginning of year                        1,686,215,876   1,545,297,593
--------------------------------------------------------------------------------
     End of year*                            $1,820,002,396  $1,686,215,876
--------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:                                     $1,465,114        $452,480
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration.
Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAPrequires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

(c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

(d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount and market discount on securi-

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders
ties purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2. Management Fee and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Hold-ing Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SSBC.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                    Annual Fee Rate
--------------------------------------------------------------------------------
First $350 million                                               0.650%
Next $150 million                                                0.550%
Next $250 million                                                0.525%
Next $250 million                                                0.500%
Over $1 billion                                                  0.450%
--------------------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998, the performance of the S&P 500 Index exceeded the Fund's performance by 7.94%, 6.46%, 6.17% and 7.21%, respectively. This resulted in a total decrease of the base management fee of $1,084,003. For the rolling one year period ended March 31, 1999, the performance of the S&P 500 Index exceeded the Fund's performance by 6.50%. However, for the rolling one year period ended June 30, 1999, September 30, 1999 and December 31, 1999, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.94%, 0.13% and 2.74%, respectively, resulting in a total decrease of the base management fee of $28,228.

Brokerage commissions of $219,858 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the year ended December 31, 1999.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 21

3. Investments

For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                      $1,190,132,505
--------------------------------------------------------------------------------
Sales                                                          $1,299,099,765
--------------------------------------------------------------------------------

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $602,287,710
Gross unrealized depreciation                                     (29,055,255)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $573,232,455
--------------------------------------------------------------------------------

Transactions in options written during the year ended December 31, 1999 were as follows:

                                               Number of        Premiums
                                               Contracts     Received (Paid)
--------------------------------------------------------------------------------
Options written, outstanding at
 December 31, 1998                               (1,300)      $ (728,580)
Options written                                  (5,205)      (1,535,555)
Options closed in purchase
 transactions                                     3,166          999,314
Options expired                                   1,300          728,580
Options exercised                                   139           13,835
--------------------------------------------------------------------------------
Options written, outstanding at
 December 31, 1999                               (1,900)      $ (522,406)
--------------------------------------------------------------------------------

The following table represents the written call option contracts open at December 31, 1999:

 Number of                                                  Strike
 Contracts                                    Expiration    Price     Value
--------------------------------------------------------------------------------
  1,900   3Com Corp.                           1/22/00       $55     $130,625
(Premium received - $522,406)
--------------------------------------------------------------------------------
The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

                                       1999     1998     1997     1996     1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $18.76   $18.51   $17.26   $15.43   $12.88
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                0.18     0.26     0.27     0.33     0.35
  Net realized and unrealized gains(1) 4.08     3.45     3.93     3.93     4.04
--------------------------------------------------------------------------------
Total Income From Operations           4.26     3.71     4.20     4.26     4.39
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.17)   (0.27)   (0.27)   (0.34)   (0.35)
  Net realized gains                  (3.63)   (3.19)   (2.68)   (2.09)   (1.49)
--------------------------------------------------------------------------------
Total Distributions                   (3.80)   (3.46)   (2.95)   (2.43)   (1.84)
--------------------------------------------------------------------------------
Increase in net asset value
  due to shares issued on
  reinvestment of dividends            0.02       --       --       --       --
--------------------------------------------------------------------------------
Net Asset Value, End of Year         $19.24   $18.76   $18.51   $17.26   $15.43
--------------------------------------------------------------------------------
Total Return, Based on Market Value    34.6%    22.6%    29.5%    38.7%    43.3%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $1,820   $1,686   $1,545   $1,441   $1,291
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             0.56%    0.52%    0.53%    0.51%    0.41%
  Net investment income                0.90     1.39     1.46     1.96     2.42
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  73%      68%      49%      52%      82%
--------------------------------------------------------------------------------
Market Value, End of Year           $20.375  $18.188  $17.688  $16.000  $13.375
--------------------------------------------------------------------------------

(1) Includes $0.015 and $0.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 23

Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2000

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:


                                               Amounts in Thousands and Per Share

                                                       Three Months Ended
-----------------------------------------------------------------------------------------------------
                          March 31, 1999       June 30, 1999      Sept. 30, 1999       Dec. 31, 1999
-----------------------------------------------------------------------------------------------------
Net investment
  income                  $  4,322  $0.05      $ 4,109  $0.05     $   3,386  $ 0.04    $  4,192 $0.04
Net realized &
  unrealized gain (loss)  $ 62,602  $0.70     $207,537  $2.31     $(163,430) $(1.82)   $260,982 $2.89

                                                       Three Months Ended
-----------------------------------------------------------------------------------------------------
                          March 31, 1998       June 30, 1998      Sept. 30, 1998       Dec. 31, 1998
-----------------------------------------------------------------------------------------------------
Net investment
  income                  $  4,139  $0.04      $ 5,875  $0.07     $   7,132  $ 0.08    $  6,172 $0.07
Net realized &
  unrealized gain (loss)  $197,880  $2.29      $ 4,844  $0.05     $(194,862) $(2.26)   $291,380 $3.37

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

   o A corporate dividends received deduction of 22.27%.
   o Total long-term capital gain distributions paid of $249,736,061.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 25

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of Salomon Brothers Fund ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan-available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

   1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

   2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

   3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from / through SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 27

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

   The Bank of New York
   Investor Relations Department
   P.O. Box 11258
   New York, NY 10286-1258
   Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessay for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issues certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

                        THE SALOMON BROTHERS FUND INC
                 AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                     REINVESTMENT PLAN FOR SHAREOWNERS OF
                        THE SALOMON BROTHERS FUND INC

                                COMMON SHARES

   I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

   I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

   [ ](1) All net investment income dividends and capital gain distributions
          (short-term and long-term) payable to me shall be automatically reinvested

   [ ](2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

   [ ](3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

   (Choose one of the above.)

   I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

   I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

   In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

               (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 29

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.


   If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                              THE BANK OF NEW YORK
                              P.O. Box 1958
                              Newark, NJ 07101-9774
                              Att: Dividend Reinvestment Department

                              DATED:_____________________, 20____

               PLEASE SIGN, DATE AND RETURN
               USING THE ENCLOSED ENVELOPE

                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature (if held jointly)

              Please sign exactly as your name(s) appear hereon.

--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

 3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

 4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

 5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

 6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

 7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

 8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

        If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

 9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

              THE BANK OF NEW YORK
              Investor Relations Department
              P.O. Box 11258
              New York, New York 10286-1258
              1-800-432-8224

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The Salomon Brothers Fund Inc                                                 31

Board of Directors

Charles F. Barber         Consultant; formerly Chairman, ASARCO Inc.
                          Member of the Audit Committee

Andrew L. Breech          President, Dealer Operating Control Service, Inc.
                          Member of the Proxy Committee

Carol L. Colman           Consultant, Coleman Consulting
                          Member of the Audit Committee

William R. Dill           Consultant; formerly President, Boston Architectural
                          Center; formerly President, Anna Maria College
                          Member of the Nominating Committee

Heath B. McLendon         Chairman and President, Managing Director, Salomon
                          Smith Barney, Inc.; President and Director, SSB Citi
                          Fund Management LLC and Travelers Investment Adviser,
                          Inc.

Clifford M. Kirtland, Jr. Member of the Advisory Committee, Nero Moseley
                          Partners; formerly Director, Oxford Industries, Inc., Shaw Industries, Inc. Graphic Industries, Inc. and CSX Corp.; formerly Chairman and President, Cox Communications, Inc.
                          Member of the Proxy Committee

Robert W. Lawless         President and Chief Executive Officer, University of
                          Tulsa; formerly President and Chief Executive
                          Officer, Texas Tech University and Texas Tech
                          University Health Sciences Center
                          Member of the Proxy Committee

Louis P. Mattis           Consultant; formerly Chairman and President,
                          Sterling Winthrop Inc.
                          Member of the Nominating Committee

Thomas F. Schlafly        Of counsel to Blackwell Sanders Peper Martin LLP
                          (Law Firm); President, The Saint Louis Brewery, Inc.
                          Member of the Audit and Nominating Committees


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

Officers

Heath B. McLendon                    Chairman and President

Lewis E. Daidone                     Executive Vice President & Treasurer

Michael A. Kagan                     Executive Vice President

Martin L. Roberts                    Vice President

Anthony Pace                         Controller

Christina T. Sydor                   Secretary

Janet S. Tolchin                     Assistant Treasurer

Robert A. Vegliante                  Assistant Secretary


Service Providers

Salomon Brothers Asset Management Inc.    Investment Manager
7 World Trade Center
New York, New York 10048

The Bank of New York                      Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10286

PNC Bank                                  Custodian
8800 Tinicum B'lvd.
Suite 200
Philadelphia, Pennsylvania 19153

Simpson Thacher & Bartlett                Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP                Independent Accountants
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 33

SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

1-800-SALOMON
WWW.SBAM.COM

SBFANN 12/99

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